The Olstein Strategic Opportunities Fund
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 97.4%		Shares	Value
Auto Components - 1.7%
Miller Industries, Inc.		21,500	$869,030

Auto Manufacturers - 2.7%
Blue Bird Corporation (a)		24,797	1,427,068

Banks - 2.2%
First Hawaiian, Inc.		46,000	1,142,180

Commercial Banks - 6.5%
Citizens Financial Group, Inc.		25,596	1,360,684
Home BancShares, Inc.		41,500	1,174,450
Prosperity Bancshares, Inc.		13,000	862,550
			3,397,684

Commercial Services & Supplies - 6.8%
ABM Industries, Inc.		37,361	1,723,089
Brady Corporation - Class A		11,500	897,345
Korn Ferry		13,950	976,221
			3,596,655

Distributors - 2.8%
LKQ Corporation		48,566	1,483,206

Diversified Financial Services - 3.6%
Invesco Ltd.		82,935	1,902,529

Electronic Equipment, Instruments & Components - 8.9%
Ralliant Corporation		25,000	1,093,250
Vishay Intertechnology, Inc.		100,000	1,530,000
Vontier Corporation		49,591	2,081,334
			4,704,584

Electronics - 4.4%
Sensata Technologies Holding PLC		76,400	2,334,020

Energy Equipment & Services - 1.3%
NOV, Inc. (b)		51,000	675,750

Health Care Equipment & Supplies - 2.2%
Zimmer Biomet Holdings, Inc. (b)		12,000	1,182,000

Health Care Products - 3.8%
Integra LifeSciences Holdings Corporation (a)		139,000	1,991,870

Health Care Providers & Services - 1.4%
Progyny, Inc. (a)		35,000	753,200

Household Durables - 5.8%
Central Garden & Pet Company - Class A (a)		51,500	1,520,795
Mohawk Industries, Inc. (a)		11,750	1,514,810
			3,035,605

Household Products - 1.9%
Reynolds Consumer Products, Inc. (b)		40,000	978,800

Industrial Equipment Wholesale - 1.7%
WESCO International, Inc.		4,200	888,300

Machinery - 18.9%
Aebi Schmidt Holding AG		185,032	2,307,349
AGCO Corporation		9,500	1,017,165
Douglas Dynamics, Inc.		32,500	1,015,950
Gates Industrial Corporation PLC (a)		86,500	2,146,930
Graham Corporation (a)		10,000	549,000
Middleby Corporation (a)		7,900	1,050,147
Tennant Company		11,650	944,349
Timken Company		12,000	902,160
			9,933,050

Pharmaceuticals - 6.0%
Avantor, Inc. (a)		147,000	1,834,560
Prestige Consumer Healthcare, Inc. (a)		21,000	1,310,400
			3,144,960

Professional Services - 2.1%
First Advantage Corporation (a)		71,000	1,092,690

Real Estate Management & Development - 5.3%
Cushman & Wakefield PLC (a)		111,000	1,767,120
Jones Lang LaSalle, Inc. (a)		3,500	1,043,980
			2,811,100

Restaurants - 4.1%
Dine Brands Global, Inc. (b)		86,731	2,143,990

Semiconductors & Semiconductor Equipment - 3.3%
Kulicke and Soffa Industries, Inc.		42,072	1,709,806
TOTAL COMMON STOCKS (Cost $44,955,530)			51,198,077

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.4%		Shares	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27%(c)		4,453,799	4,453,799
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,453,799)			4,453,799

MONEY MARKET FUNDS - 2.7%
First American Government Obligations Fund - Class X, 4.05%(c)		1,412,389	1,412,389
TOTAL MONEY MARKET FUNDS (Cost $1,412,389)			1,412,389

TOTAL INVESTMENTS - 108.5% (Cost $50,821,718)			57,064,265
Money Market Deposit Account - 0.1% (d)			74,336
Liabilities in Excess of Other Assets - (8.6)%			(4,523,762)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$52,614,839
two			–%
Percentages are stated as a percent of net assets.			–%

AG - Aktiengesellschaft

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $4,362,565.
(c)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.86%.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

The Olstein Strategic Opportunities Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

Investments:	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$51,198,077	$-	$-	$51,198,077
Short-Term Investment	-	1,412,389	-	-	1,412,389
Investments Purchased with Proceeds from Securities Lending (a)	4,453,799	-	-	-	4,453,799
Total Investments	$4,453,799	$52,610,466	$-	$-	$57,064,265

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)  Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,453,799 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.